CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2021
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2021	2020
Total long-term debt (Note 21)	$2,351.5	$3,312.2
Less: cash and cash equivalents	(926.1)	(946.5)
Net debt	$1,425.4	$2,365.7
Equity	3,212.8	2,578.3
Total net debt plus equity	$4,638.2	$4,944.0
Net debt: equity	31:69	48:52